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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 8, 2000
                -------------------------------------------------
                Date of Report (Date of earliest event reported)



                               SEDONA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



 Pennsylvania                       0-15864                95-4091769
(State or other                  (Commission             (IRS Employer
jurisdiction of                    File No.)           Identification No.)
incorporation)


649 North Lewis Road           Limerick, Pennsylvania          19468
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(Address of principal executive offices)                     (Zip Code)


               Registrant's telephone number, including area code:
                                  610-495-3003
              ----------------------------------------------------



                                 Not applicable
          ------------------------------------------------------------
          Former name or former address, if changed since last report)

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ITEM 5.

          On August 8, 2000 SEDONA Corporation entered into a lease for office space located at Executive Terrace, 455 South Gulph Road, King of Prussia, Pennsylvania 19406. SEDONA expects to move its Philadelphia, PA area headquarters and operations to this space about October 31 coincident with the current lease at its Limerick, PA facilities being completed. The new seven year lease is for 16,510 square feet of space.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
  No.
--------

 99.1 Lease between Teachers Insurance and Annuity Association and SEDONA Corporation.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SEDONA CORPORATION




Dated:   August 31, 2000                By: /s/ William K. Williams
        -----------------                   --------------------------
                                            William K. Williams
                                            Vice President and Chief Financial
                                            and Accounting Officer